(v)

JOINT FIDELITY BOND AGREEMENT

THIS AGREEMENT is made as of September 1, 2013, by and among certain registered investment companies (the "Funds") managed and/or administered by Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR”), each listed on Appendix A, as amended from time to time; and certain other non-Fund entities affiliated with EVM and/or BMR (collectively the “EV Parties”), each listed on Appendix A, as amended from time to time; all of which are named insureds (the “Insureds”) under a joint insured fidelity bond (the “Bond”) issued by one or more insurance companies (the “Insurer”), which may from time to time be amended or replaced:

WHEREAS, EVM and BMR act as investment adviser, manager and/or administrator of the Funds, and may from time to time hereafter act as investment adviser, manager or administrator of other funds; and Eaton Vance Distributors, Inc. acts as principal underwriter or placement agent for certain of the Funds, and may from time to time hereafter act as principal underwriter or placement agent for certain other funds; and

WHEREAS, each Fund has registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a management investment company; and

WHEREAS, Rule 17g-1(f) under the 1940 Act requires registered management investment companies named as an insured on a joint fidelity bond to enter into certain agreements with the other named insureds; and

WHEREAS, the Insureds each will benefit from its participation in the Bond; and

WHEREAS, the Insureds desire to establish the criteria by which (i) the annual premium shall be allocated among the parties, (ii) parties may be added to the Bond, and (iii) losses in excess of the face amount of the Bond shall be allocated among the parties:

NOW, THEREFORE, it is agreed as follows:

1.

Allocation of Premiums.  The premium payable on the Bond shall be allocated between the Funds and the EV Parties in the manner approved by the Board of Trustees of the Funds, including a majority of those Trustees who are not “interested persons” of the Funds as defined by Section 2 (a) (19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).  The amount of premium allocated to the Funds shall then be allocated among the Funds in the manner approved by the Board of Trustees of the Funds, including a majority of the Independent Trustees.  The amount of premium payable by the EV Parties may be allocated among the EV Parties as mutually agreed by them.

2.

Additional Parties to the Agreement.  If the Insurer is willing without additional premium to add as an Insured under the Bond (i) any registered investment company for which EVM or BMR hereafter is investment adviser, manager and/or administrator, or (ii) any non-Fund party which qualifies as an insurable party pursuant to Rule 17g-1(b)(3) under the 1940 Act, the parties hereto agree that: (a) such addition may be made, (b) any such registered investment company may become a party to this Agreement and be included within the term “Funds”, and (c) that such affiliate or other party may become a party to this Agreement and be included within the term “EV Parties”; provided that any party added during the term of the Agreement shall be bound by the terms of the Agreement.

3.

Allocation of Claim Proceeds.  In the event that the claims of loss of two or more Insureds under the Bond exceed the face amount of the Bond and are deemed to be a Single Loss as defined under the Bond, the following rules for determining, as among the claimants, the priority of satisfaction of the claims under the Bond shall apply:

A.

All claims of the Funds that have been duly proved and established under the Bond shall be satisfied in full before satisfaction of any claims of any non-Fund Insured party.  However, a Fund (“Investing Fund”) which invests substantially all of its assets in one or more other Funds (“Portfolio”) in a master-feeder or fund-of-funds structure is not entitled to recover on its claim to the extent that the Investing Fund’s actual covered loss is reduced by the satisfaction of a Portfolio’s claim.

B.

If the claims of the Funds exceed the face amount of the Bond, the insurance shall be applied to those claims in the following manner:

(i)

each Fund shall receive an equitable and proportionate share of the insurance, but in no event less than the amount it would have received had it provided and maintained a single bond with the minimum coverage required by paragraph (d)(1) of Rule 17g-1 under the 1940 Act (the “minimum coverage”); and

(ii)

any remaining amount of recovery over the minimum coverage shall be applied to the unsatisfied claims of the Funds, in proportion to the relevant Funds’ contributions toward the allocation of the premium paid for the Bond as determined in accordance with Paragraph 1 above.

C.

If after giving effect to Paragraph A there remains a portion of the insurance under the Bond available for the satisfaction of claims of parties other than the Funds, such remainder shall be applied as EVM shall determine.

4.

Limitations of Liability. All parties hereto agree that any obligation assumed by a business or common law trust hereunder shall be limited to the assets of the trust, and the trustees, shareholders and agents of the trust shall not be liable thereon.

5.

Effective Date. This Fidelity Bond Premium Sharing Agreement shall become effective as of September 1, 2013.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed by their officers, Directors or Trustees hereunto duly authorized all as of the day and year first above written.

EATON VANCE MANAGEMENT (as agent for the Insureds listed on Schedule A)

By:

/s/ Paul M. O’Neil

Name:

Paul M. O’Neil

Title:

Vice President

Schedule A

Eaton Vance Non-Funds:

Atlanta Capital Management Company, LLC

Atlanta Capital, L.P.

Eaton Vance Corp.

Eaton Vance Acquisitions

Eaton Vance Trust Company

Eaton Vance Investment Counsel

Eaton Vance Management (International) Ltd.

Eaton Vance Management

Boston Management and Research

Eaton Vance, Inc.

Eaton Vance Distributors, Inc.

Parametric Portfolio Associates, LLC

Parametric Portfolio, L.P.

Eaton Vance Advisers (Ireland) Limited

Eaton Vance CDO Corp.

Parametric Risk Advisors, LLC

Fox Asset Management LLC

Eaton Vance Real Estate Management

Eaton Vance Consolidated Health & Welfare Benefit Plan

Eaton Vance Corp. Deferred Compensation Plan

Eaton Vance Management Education Assistance Plan

Eaton Vance Management Profit Sharing and Savings Plan

Eaton Vance Management International (Asia) Pte. Ltd.

Eaton Vance Management Canada Ltd.

Eaton Vance Australia Pty. Ltd.

EVA Holdings, LLC

Eaton Vance Growth Trust, a series fund consisting of:

Eaton Vance Asian Small Companies Fund

Eaton VanceAtlanta Capital Focused Growth Fund

Eaton Vance Atlanta Capital Select Equity Fund

Eaton VanceAtlanta Capital SMID-Cap Fund

Eaton Vance Focused Growth Opportunities Fund

Eaton Vance Focused Value Opportunities Fund

Eaton Vance Global Natural Resources Fund

Eaton Vance Greater China Growth Fund

Eaton Vance Hexavest Emerging Markets Equity Fund

Eaton Vance Hexavest Global Equity Fund

Eaton Vance Hexavest International Equity Fund

Eaton Vance Hexavest U.S. Equity Fund

Eaton Vance Multi-Cap Growth Fund

Eaton Vance Richard Bernstein All Asset Strategy Fund

Eaton Vance Richard Bernstein Equity Strategy Fund

Eaton Vance Worldwide Health Sciences Fund

Parametric Balanced Risk Fund (filed with SEC for effectiveness Sept. 2013)

Eaton Vance Investment Trust, a series fund consisting of:

Eaton Vance Floating-Rate Municipal Income Fund

Eaton Vance Massachusetts Limited Maturity Municipal Income Fund

Eaton Vance National Limited Maturity Municipal Income Fund

Eaton Vance New York Limited Maturity Municipal Income Fund

Eaton Vance Pennsylvania Limited Maturity Municipal Income Fund

Eaton Vance Municipals Trust, a series fund consisting of:

Eaton Vance Alabama Municipal Income Fund

Eaton Vance Arizona Municipal Income Fund

Eaton Vance Arkansas Municipal Income Fund

Eaton Vance California Municipal Income Fund

Eaton Vance Connecticut Municipal Income Fund

Eaton Vance Georgia Municipal Income Fund

Eaton Vance Kentucky Municipal Income Fund

Eaton Vance Maryland Municipal Income Fund

Eaton Vance Massachusetts Municipal Income Fund

Eaton Vance Minnesota Municipal Income Fund

Eaton Vance Missouri Municipal Income Fund

Eaton Vance Municipal Opportunities Fund

Eaton Vance National Municipal Income Fund

Eaton Vance New Jersey Municipal Income Fund

Eaton Vance New York Municipal Income Fund

Eaton Vance North Carolina Municipal Income Fund

Eaton Vance Ohio Municipal Income Fund

Eaton Vance Oregon Municipal Income Fund

Eaton Vance Pennsylvania Municipal Income Fund

Eaton Vance South Carolina Municipal Income Fund

Eaton Vance Tennessee Municipal Income Fund

Eaton Vance Virginia Municipal Income Fund

Eaton Vance Municipals Trust II, a series fund consisting of:

Eaton Vance High Yield Municipal Income Fund

Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund

Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund

Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund

Eaton Vance Mutual Funds Trust, a series fund consisting of:

Eaton Vance AMT-Free Municipal Income Fund

Eaton Vance Atlanta Capital Horizon Growth Fund

Eaton Vance Build America Bond Fund

Eaton Vance Diversified Currency Income Fund

Eaton Vance Currency Income Advantage Fund (filed with SEC for effectiveness Aug. 2013)

Eaton Vance Emerging Markets Local Income Fund

Eaton Vance Floating-Rate Fund

Eaton Vance Floating-Rate Advantage Fund

Eaton Vance Floating-Rate & High Income Fund

Eaton Vance Global Dividend Income Fund

Eaton Vance Global Macro Absolute Return Fund

Eaton Vance Global Macro Absolute Return Advantage Fund

Eaton Vance Government Obligations Fund

Eaton Vance High Income Opportunities Fund

Parametric Market Neutral Fund

Parametric Emerging Markets Fund

Parametric Emerging Markets Core Fund (filed with SEC for effectiveness Sept. 2013)

Parametric International Equity Fund

Parametric Commodity Strategy Fund

Parametric Currency Fund

Parametric Global Small-Cap Fund

Eaton Vance Large-Cap Core Research Fund

Eaton Vance Low Duration Government Income Fund

Eaton Vance Multi-Strategy Absolute Return Fund

Eaton Vance Multi-Strategy All Market Fund

Eaton Vance Short Duration High Income Fund (filed with SEC for effectiveness Nov. 2013)

Eaton Vance Strategic Income Fund

Eaton Vance Tax-Managed Equity Asset Allocation Fund

Eaton Vance Tax-Managed Global Dividend Income Fund

Eaton Vance Tax-Managed Growth Fund 1.1

Eaton Vance Tax-Managed Growth Fund 1.2

 Parametric Tax-Managed International Equity Fund

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Eaton Vance Tax-Managed Small-Cap Fund

Eaton Vance Tax-Managed Small-Cap Value Fund

Eaton Vance Tax-Managed Value Fund

Eaton Vance U.S. Government Money Market Fund

Eaton Vance Series Fund, Inc., a series fund consisting of:

Eaton Vance Institutional Emerging Markets Local Debt Fund

Eaton Vance Series Trust, a series fund consisting of:

Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Series Trust II, a series fund consisting of:

Eaton Vance Income Fund of Boston

Parametric Tax-Managed Emerging Markets Fund

Eaton Vance Special Investment Trust, a series fund consisting of:

Eaton Vance Balanced Fund

Eaton Vance Bond Fund

Eaton Vance Commodity Strategy Fund

Eaton Vance Dividend Builder Fund

Eaton Vance Greater India Fund

Eaton Vance Investment Grade Income Fund

Eaton Vance Large-Cap Growth Fund

Eaton Vance Large-Cap Value Fund

Parametric Absolute Return Fund

Eaton Vance Real Estate Fund

Eaton Vance Risk-Managed Equity Option Fund

Eaton Vance Short-Term Real Return Fund

Eaton Vance Small-Cap Fund

Eaton Vance Small-Cap Value Fund

Eaton Vance Special Equities Fund

Eaton Vance Variable Trust, a series fund consisting of:

Eaton Vance VT Floating-Rate Income Fund

Eaton Vance VT Large-Cap Value Fund

Eaton Vance Closed-End Funds:

Eaton Vance California Municipal Bond Fund

Eaton Vance California Municipal Bond Fund II

Eaton Vance California Municipal Income Trust

Eaton Vance Enhanced Equity Income Fund

Eaton Vance Enhanced Equity Income Fund II

Eaton Vance Floating-Rate Income Plus Fund (effective 6/25/13)

Eaton Vance Floating-Rate Income Trust

Eaton Vance Limited Duration Income Fund

Eaton Vance Massachusetts Municipal Bond Fund

Eaton Vance Massachusetts Municipal Income Trust

Eaton Vance Michigan Municipal Bond Fund

Eaton Vance Michigan Municipal Income Trust

Eaton Vance Municipal Bond Fund

Eaton Vance Municipal Bond Fund II

Eaton Vance Municipal Income Term Trust

Eaton Vance Municipal Income Trust (effective 7/2/13)

Eaton Vance National Municipal Opportunities Trust

Eaton Vance New Jersey Municipal Bond Fund

Eaton Vance New Jersey Municipal Income Trust

Eaton Vance New York Municipal Bond Fund

Eaton Vance New York Municipal Bond Fund II

Eaton Vance New York Municipal Income Trust

Eaton Vance Ohio Municipal Bond Fund

Eaton Vance Ohio Municipal Income Trust

Eaton Vance Pennsylvania Municipal Bond Fund

Eaton Vance Pennsylvania Municipal Income Trust

Eaton Vance Risk-Managed Diversified Equity Income Fund

Eaton Vance Senior Floating-Rate Trust

Eaton Vance Senior Income Trust

Eaton Vance Short Duration Diversified Income Fund

Eaton Vance Tax-Advantaged Bond and Option Strategies Fund

Eaton Vance Tax-Advantaged Dividend Income Fund

Eaton Vance Tax-Advantaged Global Dividend Income Fund

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

Eaton Vance Tax-Managed Buy-Write Income Fund

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Diversified Equity Income Fund

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

Eaton Vance Tax-Managed Global Diversified Equity Income Fund

eUnits™ 2 Year U.S. Market Participation Trust:

Upside to Cap/Buffered Downside

eUnits™ 2 Year U.S. Market Participation Trust II:

Upside to Cap/Buffered Downside

Eaton Vance Portfolios:

Asian Small Companies Portfolio

Bond Portfolio

Boston Income Portfolio

CMBS Portfolio

Currency Income Advantage Portfolio (created 6/19/13)

Dividend Builder Portfolio

Emerging Markets Local Income Portfolio

Floating Rate Portfolio

Focused Growth Portfolio (in SEC deregistration process)

Global Dividend Income Portfolio (in SEC deregistration process)

Global Macro Portfolio

Global Macro Absolute Return Advantage Portfolio

Global Opportunities Portfolio

Government Obligations Portfolio

Greater China Growth Portfolio (in SEC deregistration process)

Greater India Portfolio

High Income Opportunities Portfolio

Inflation-Linked Securities Portfolio

International Income Portfolio

International Equity Portfolio (in SEC deregistration process)

Investment Grade Income Portfolio

Large-Cap Core Research Portfolio

Large-Cap Growth Portfolio

Large-Cap Value Portfolio

MSAM Completion Portfolio

MSAR Completion Portfolio

Multi-Cap Growth Portfolio (in SEC deregistration process)

Parametric Market Neutral Portfolio

Senior Debt Portfolio

Short Duration High Income Portfolio

Short-Term U.S. Government Portfolio

SMID-Cap Portfolio

Tax-Managed Growth Portfolio

Tax-Managed International Equity Portfolio

Tax-Managed Multi-Cap Growth Portfolio

Tax-Managed Small-Cap Portfolio

Tax-Managed Small Cap Value Portfolio

Tax-Managed Value Portfolio

Worldwide Health Sciences Portfolio

Eaton Vance Fund Cayman Islands Wholly Owned Subsidiaries of SEC Registered Funds:

Eaton Vance AM Commodity Subsidiary, Ltd.

Eaton Vance CSF Commodity Subsidiary, Ltd.

Eaton Vance DIF Commodity Subsidiary, Ltd.

Eaton Vance EVG Commodity Subsidiary, Ltd.

Eaton Vance SIF Commodity Subsidiary, Ltd.

Eaton Vance CIA Commodity Subsidiary, Ltd. (incorporated in Cayman Islands 6/13/13)

Eaton Vance EMLIP Commodity Subsidiary, Ltd.

Eaton Vance GMP Commodity Subsidiary, Ltd.

Eaton Vance GMAP Commodity Subsidiary, Ltd.

Eaton Vance GOP Commodity Subsidiary, Ltd.

Eaton Vance IIP Commodity Subsidiary, Ltd.

PSC Commodity Subsidiary, Ltd.

PSAR Commodity Subsidiary, Ltd

Eaton Vance MSAR Commodity Subsidiary, Ltd.

Eaton Vance MSAM Commodity Subsidiary, Ltd.

PBR Commodity Subsidiary, Ltd. (incorporated in Cayman Islands 6/13/13)

Eaton Vance International (Cayman Islands) Funds, Ltd.,   Cayman exempted company with the following portfolios:

o

Eaton Vance International (Cayman Islands) Floating-Rate Income Fund

o

Eaton Vance International (Cayman Islands) Strategic Income Fund

o

Eaton Vance International(Cayman Islands) Emerging Markets Local Income Fund

Eaton Vance International (Cayman Islands) Floating Rate Income Portfolio

Eaton Vance International (Ireland) Funds plc, a umbrella fund including the following sub-funds:

o

Eaton Vance International (Ireland) Global Macro Fund

o

Eaton Vance International (Ireland) Parametric Emerging Markets Fund

o

Eaton Vance International (Ireland) U.S. High Yield Bond Fund

o

Eaton Vance International (Ireland) U.S. Value Fund

o

Eaton Vance International (Ireland) Parametric All-Country Global Equity Fund

o

Eaton Vance International (Ireland) Parametric Emerging Markets Core Fund

o

Eaton Vance International (Ireland) Hexavest All-Country Global Equity Fund

o

Eaton Vance International (Ireland) Hexavest European Equity Fund

Eaton Vance International (Ireland) Hexavest Global Equity (never launched)

Eaton Vance Exchange Funds:

Altavera Capital Fund LLC

Clearfork Capital Fund LLC

Clearfork Investment Corporation

Clearfork Realty Corporation

Bel Colonnade LLC

Bel Ridge Holdings LLC

Bel SML III, LLC

Bel Valley Ranch Holdings LLC

Bel Thornton II LLC

Bel Estates II LLC

Bel Gardena LLC

Clearwood Capital Fund LLC

Clearwood Realty Corporation

Bel Austin I, LLC

Bel Hickory Grove Holdings LLC

Bel Stamford VIII, LLC

Bel Estates III LLC

Belair Capital Fund LLC

Belair Real Estate Corporation LLC

   Belair Subidiary LLC

Elkhorn Property Trust

   Elkhorn Fund GP LLC

BRC Elkhorn Fund LP

Elkhorn OH LLC

Elkhorn OH 2 LLC

Keystone  CBC,  LLC

Elkhorn GP LLC

Keystone  CBC I, LP

Keystone  CBC, LP

ProLogis Six Rivers Limited Partnership (as to the Elkhorn Business)

Henderson Drive, LLC

Keystone NJP II LLC

Keystone  Capital, LLC

Keystone  Capital  I,  LP

Keystone  Capital, LP

Belbrook Capital Fund LLC

Belbrook Realty Corporation

Quantico Buildings, LLC

Westfields 4803 Stonecroft, LLC

Westfields 4805 Stonecroft, LLC

Westfields Liberty I, LLC

Westfields Liberty II, LLC

Westfields Liberty III, LLC

Quantico Real Estate LLC

Bel Stamford VII, LLC

Belcrest Capital Fund LLC

Belcrest Realty Corporation

Lafayette Buildings, LLC

Lafayette Real Estate LLC

Bel Stamford I, LLC

Belcrest Subsidiary LLC

Beldore Capital Fund LLC

Beldore Investment Corporation

Beldore Realty Corporation

Bel Marquette III, LLC

Bel Austin II, LLC

Bel Guadalupe II, LLC

Bel Biscayne LLC

Bel Biscayne Management LLC

Bel Cascadia Holdings LLC

Bel Lawrence Holdings LLC

Bel Thornton I LLC

Bel Escalante LLC

Bel Estates I LLC

Bel Vinnings LLC

Belmar Capital Fund LLC

Belmar Investment Corporation

Belmar Realty Corporation

Bel Calibre Holdings LLC

Bel SML I, LLC

Bel Marquette I, LLC

Bel Stamford II, LLC

Bel Stamford Investors LLC

Bel Stamford LLC

Belport Capital Fund LLC

Belport Realty Corporation

Bel Multifamily Property Trust LLC

Bel Snohomish Holdings LLC

Bel Puget Holdings LLC

Monadock Property Trust LLC

Bel Jacksonville Holdings Limited Partnership

Bel Jacksonville GP LLC

Bel Emanuel Holdings LLC

Bel Stamford III, LLC

Belrose Capital Fund LLC

Belrose Realty Corporation

 Bel Stamford IV, LLC

Belrose Property Holdings LLC

Bel Dallas Park Cities Holdings LLC

Bel Dunwoody Holdings LLC

Bel Guadalupe I, LLC

Bel Shoreline LLC

Belshire Capital Fund LLC

Belshire Realty Corporation

Casco Property Trust LLC

Bel Harbor Holdings LLC

Bel Albert Holdings LLC

Bel Decatur Holdings LLC

Bel Westchase Holdings LLC

Bel Endymion LLC

Bel Stamford V, LLC

Belterra Capital Fund LLC

Belterra Realty Corporation

Bel SML II, LLC

Bel Stamford VI, LLC

Belterra Property Holdings LLC

Bel Howell Mill Holdings LLC

Bel Arrowhead Holdings LLC

Bel Pembroke Holdings LLC

Belvedere Capital Fund Company LLC

Belvedere Equity Fund LLC

Belvedere Equity Real Estate Corporation

Belwater Capital Fund LLC

Belwater Realty Corporation

Bel Communities Property Trust

Bel Camelback Holdings LLC

Bel Communities LLC

Bel Communities Property Trust LLC

Bel Lauderhill Holdings Inc

Bel Indian School Holdings LLC

Bel Minneapolis  Holdings LLC

Bel Percy Warner Holdings LLC

Bel Pineville Holdings LLC

Bel Portland Holdings LLC

Bel Renton Holdings LLC

Bel Tulsa Holdings LLC

Bel Santa Ana Management, LLC

Bel Santa Ana, LLC

Bel Marquette II, LLC

The U.S. Charitable Gift Trust, a series fund consisting of:

o

Charitable Deferred Retirement Fund  - 20 Year  High Yield

o

Donor Advised Fund - Cash Management Fund

o

Donor Advised Fund - Gift Preservation Fund

o

Donor Advised Fund – Growth & Income Fund

o

Donor Advised Fund - Growth Fund

o

Donor Advised Fund - Income Fund

o

Donor Advised Fund – Large Cap Value

o

Pooled Income Fund - Growth & Income Fund

o

Pooled Income Fund - High Yield Fund

o

Pooled Income Fund – Current Fund

Eaton Vance Trust Company Collective Investment Trust for Employee Benefit Plans:

High Yield Fund

Eaton Vance Trust Company / Parametric Emerging Markets Equity Fund

Investment Grade Income Fund

Large Cap Core Research Fund

Large Cap Growth Fund

Large Cap Value Fund

Eaton Vance Trust Company / Parametric Commodity Fund

Eaton Vance Trust Company/Parametric Emerging Markets Core Equity Fund

Small Cap Core Fund

Eaton Vance Trust Company Collective Investment Trust for Employee Benefit Plans II:

Large Cap Value Fund

High Yield Fund

Eaton Vance Trust Company Common Trust Fund:

Small Cap Core Common Trust Fund

Large Cap Value Common Trust Fund

Eaton Vance Trust Company / Parametric Emerging Markets
    Equity Common Trust Fund

Eaton Vance Trust Company / Parametric  Commodity Common Trust Fund

Eaton Vance Trust Company / Parametric Emerging Markets Core Equity Common Trust

   Fund

Eaton Vance Trust Company/ High Yield Common Trust Fund

Eaton Vance Institutional/Private Funds:

Eaton Vance Small Cap Core Fund, LLC

Eaton Vance Institutional High Yield Bond (not currently active)

Eaton Vance Cash Collateral Fund, LLC

Eaton Vance Cash Reserves Fund, LLC

Eaton Vance Global Macro Plus Fund, Ltd

Eaton Vance Institutional Senior Loan Fund

Eaton Vance Institutional Senior Loan Trust Series I

Eaton Vance Institutional Senior Loan Trust Series II

Eaton Vance Institutional Senior Loan Trust Series IV

Eaton Vance Institutional Senior Loan Trust Series V

Eaton Vance Institutional Senior Loan Trust Series VI

Eaton Vance Institutional Senior Loan Trust Series VII

Eaton Vance Institutional Senior Loan Trust Series VIII

Eaton Vance Tax-Managed Multi-Cap Portfolio

Eaton Vance CDO Corporation:

Eaton Vance CDO, Ltd.

Eaton Vance CDO II, Ltd.

Eaton Vance CDO VII, PLC-Interim Ltd

Eaton Vance CDO VIII, Ltd.

Eaton Vance CDO IX, Ltd.

Eaton Vance CDO X, Ltd.

Eaton Vance CLO 2013 - Ltd

Innovation Trust 2009

Innovation Trust 2011

Canadian Funds: (subadvised)

AGF Floating Rate Income Fund

Australian Funds:

Eaton Vance (Australia) Hexavest All-Country Global Equity Fund

Clifton Funds

Clifton Commodities Fund LP

Clifton Defensive Equity Fund LLC

Clifton Equal Sector Commodity Strategy Fund LLC

Clifton Global Balanced Risk Fund Ltd

Clilfton International Inflation-Linked Bond Fund Ltd

Clifton U.S. Inflation-Linked Bond Fund Ltd